[ZURMUEHLEN & COMPANY LETTERHEAD]

                                                                    Exhibit 23.3


                   Consent Of Independent Public Accountants


We consent to the incorporation by reference in this Registration Statement of Eagle Bancorp on Form S-8 of our report dated August 13, 1998 on the statement of financial condition of American Federal Savings Bank appearing in the prospectus filed under the Securities Act of 1933 that relates to Registration Statement No. 333-93077 filed on Form SB-2.


                                        /s/  Anderson ZurMuehlen & Co., P.C.
                                        ------------------------------------

Helena, Montana
March 10, 2000